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                                                                   EXHIBIT 10.20

PROMISSORY NOTE

$80,000                                               September 15, 1999

Interstate University (herein called the "Maker"), for value received, promises to pay to the order of Gulf Northern Transport, Inc. (herein called the "Holder"), Eighty Thousandx Thousands Dollars ($80,000), together with interest on the unpaid principal balance at a rate of ten percent (10%) per annum, payable in 36 consecutive equal monthly payments of principal and interest in the amount of $2,581.37 on the first day of each month beginning November 1, 1999, and continuing until the entire indebtedness is fully paid.

The Maker waives presentment, demand for payment, protest, notice of protest, and notice of nonpayment. Maker agrees to pay all costs, charges and expenses incurred by Holder and its assigns (including, without limitation, costs of collection, court costs, and reasonable attorney's fees). This Note shall in all respects be subject to, and governed by, the internal laws of the State of South Carolina. Maker hereby irrevocably submits to the jurisdiction of any State or Federal Court sitting in either Charleston, South Carolina, in any action or proceeding arising out of or relating to this Note, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal Court. Maker hereby irrevocably waives to the fullest extent he may do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Maker hereby consents and agrees that the summons and complaint and any other process which may be serviced in any such action or proceeding may be served by mailing (by registered or certified mail) or delivering a copy of such process at the address below. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law.

The Maker shall have the right to prepay the amount of this Note, in whole or in part, without penalty. Maker agrees that any delay on the part of the Holder hereof in exercising any rights hereunder will not operate as a waiver of such rights. The Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto.

                       MAKER:

BY: Interstate University.


/s/ Dan Pixler
-----------------------------
    Dan Pixler - Manager


                          ADDRESS:  5699 Hwy 41 N.
                                    Evansville, IN 47725
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PROMISSORY NOTE

$476,000                                               September 30, 1999

Transit Financial Services, Inc. (herein called the "Maker"), for value received, promises to pay to the order of Gulf Northern Transport, Inc. (herein called the "Holder"), Four Hundred Seventy Six Thousand Dollars ($476,000), together with interest on the unpaid principal balance at a rate of ten percent (10%) per annum, payable in 48 consecutive equal monthly payments of principal and interest in the amount of $12,072.59 on the first day of each month beginning November 1, 1999, and continuing until the entire indebtedness is fully paid.

The Maker waives presentment, demand for payment, protest, notice of protest, and notice of nonpayment. Maker agrees to pay all costs, charges and expenses incurred by Holder and its assigns (including, without limitation, costs of collection, court costs, and reasonable attorney's fees). This Note shall in all respects be subject to, and governed by, the internal laws of the State of South Carolina. Maker hereby irrevocably submits to the jurisdiction of any State or Federal Court sitting in either Charleston, South Carolina, in any action or proceeding arising out of or relating to this Note, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal Court. Maker hereby irrevocably waives to the fullest extent he may do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Maker hereby consents and agrees that the summons and complaint and any other process which may be serviced in any such action or proceeding may be served by mailing (by registered or certified mail) or delivering a copy of such process at the address below. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law.

The Maker shall have the right to prepay the amount of this Note, in whole or in part, without penalty. Maker agrees that any delay on the part of the Holder hereof in exercising any rights hereunder will not operate as a waiver of such rights. The Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto.

                       MAKER:

BY: Transit Financial Services, Inc.


/s/ Dan Pixler
-----------------------------
    Dan Pixler - Manager


                          ADDRESS:  1004 Crooked Oak Road
                                    Summerville, SC 29482